Goodwill and Other Asset Impairments	9 Months Ended
Sep. 30, 2015
Goodwill and Other Asset Impairments
14.	Goodwill and Other Asset Impairments

U.S. GAAP requires that a long-lived asset (or asset group) be tested for recoverability whenever events or changes in circumstances indicate that the carrying amount may not be recoverable.

Similarly, a goodwill impairment test is performed annually or more frequently if events or changes in circumstances indicate that more likely than not the carrying amount of a reporting unit may be greater than its fair value. During the second quarter of 2015, due to the impairment of its investment in PPL Energy Supply recorded by PPL (Talen Energy Supply’s former parent) at the time of the spinoff, coupled with, and, primarily driven by, Talen Energy Corporation’s stock price at the spinoff date, Talen Energy Supply’s management concluded that these factors could be indicators of potential impairment with respect to certain long-lived assets and goodwill. After considering additional information, Talen Energy Supply determined that the undiscounted cash flows for potentially affected long-lived assets would not be directly impacted by these factors and therefore concluded that the undiscounted cash flows continued to exceed the carrying value and no further testing of long-lived assets was necessary in the second quarter. Management also performed an interim goodwill impairment assessment as of June 1, 2015, the spinoff and acquisition date. The goodwill impairment analysis is a two-step process. The first step, used to identify potential impairment, is a comparison of the reporting unit’s estimated fair value to its carrying value, including goodwill. If the fair value of the reporting unit exceeds its carrying value, applicable goodwill is not considered to be impaired. If the carrying value exceeds the fair value, there is an indication of impairment and the second step is performed to measure the amount of the impairment, if any. The second step requires a company to calculate an implied fair value of goodwill based on a hypothetical purchase price allocation. The East reporting unit, which is equivalent to the East segment continuing operations, failed step one as of June 1, 2015. The step two analysis was not able to be completed by the filing of the second quarter Form 10-Q. As provided for in the applicable accounting guidance, no goodwill impairment charge was recorded based on management’s best estimate at that time, which was confirmed when the second quarter analysis was subsequently completed.

In the third quarter of 2015, Talen Energy Supply updated its fundamental pricing models in conjunction with market information gained as a result of the 2018/2019 planning year PJM capacity auction completed in August 2015. As a result, Talen Energy Supply assessed certain long-lived assets for impairment and determined that the C.P. Crane coal-fired plant failed a recoverability test and as a result, recorded an impairment charge based on the plant’s estimated fair value at September 30, 2015. Additionally, because the Sapphire portfolio is classified as held for sale and must be carried at the lower of its current carrying value or fair value less cost to sell, Talen Energy Supply used updated cash flow information to calculate the estimated fair value of the Sapphire portfolio at September 30, 2015 and recorded an impairment charge based on estimated fair value. See Note 12 for additional information on these fair value estimates and the resulting non-cash asset impairment charges.

In addition, Talen Energy Corporation’s stock price declined significantly throughout the third quarter of 2015, indicating a significant change in the financial markets’ view of the value of Talen Energy Supply’s business and/or the industry in which it operates and potential risks associated with an investment in Talen Energy Corporation’s common stock. As a result, Talen Energy Supply management concluded that these factors could be indicators of goodwill impairment and reconsidered certain inputs incorporated in its assessment of fair value of both Talen Energy Supply’s overall business and the East reporting unit, where all of the goodwill is assigned. These inputs include risk premiums, growth rates, Talen Energy Corporation’s stock price expectations and implied multiples from comparable companies’ stock prices. Based on this reassessment, the East reporting unit further declined in fair value, when compared to the value calculated in the second quarter of 2015 and again failed step one as of September 30, 2015. The step two analysis was also completed during the third quarter and resulted in a non-cash goodwill impairment charge of $466 million pre-tax recorded for the East segment included within “Income (Loss) from Continuing Operations” in the Statement of Income for the nine months ended September 30, 2015. The impairment charge represented all of the goodwill reflected on the Balance Sheet. Most of the impaired goodwill is not deductible for tax purposes and there is no cash tax benefit related to the impairment. To estimate the fair value of Talen Energy Supply’s overall business and the East reporting unit, Talen Energy Supply performed an internal analysis using a combination of a market approach using comparable businesses and an income approach based on discounted cash flows. Assumptions used in the discounted cash flow model, in addition to those discussed above, were the forward energy and capacity price curves, forecasted generation, and forecasted operation, maintenance and capital expenditures and a market participant discount rate. The market approach primarily applies EBITDA multiples, based on the implied market value of comparable publicly traded companies, to Talen Energy Supply’s and the East reporting unit’s EBITDA to determine estimated fair values.

The resulting changes in the carrying amount of Talen Energy Supply’s goodwill, all of which was assigned to the East segment, for the nine months ended September 30, 2015 were as follows.

Total
Balance at December 31, 2014 (a)	$72
Provisional goodwill recognized during the period (b)	394

Impairment	(466)
Balance at September 30, 2015 (a)	$—

(a)	There were no accumulated impairment losses related to goodwill at December 31, 2014 and $466 million at September 20, 2015.
(b)	Recognized as a result of the acquisition of RJS Power. See Note 6 for additional information.